UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 5, 2009
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                                LNB BANCORP, INC.

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             (Exact name of registrant as specified in its charter)


            Ohio                      0-13203                   34-1406303

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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


               457 Broadway, Lorain, Ohio                       44052-1769

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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (440) 244-6000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.        Departure of Directors or Certain Officers; Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On November 5, 2009, the Compensation Committee of the Board of Directors of LNB Bancorp, Inc. (the "Company") approved an amendment to the Company's 2009 Management Incentive Plan for Key Employees (the "2009 Management Incentive Plan"). The 2009 Management Incentive Plan was amended in order to comply with the terms of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, and the interim final rule promulgated pursuant to such statutes and any additional rules, regulations or guidelines hereafter issued with respect to the U.S. Department of the Treasury's Capital Purchase Program, and provides that such plan will be further interpreted or reformed to so comply. The amended 2009 Management Incentive Plan also provides for the recovery by the Company of any applicable incentive paid under such plan if it is later determined that the incentive is based on financial statements or other performance metrics that are later determined to be materially inaccurate. The foregoing summary of the amendment to the 2009 Management Incentive Plan is qualified in its entirety by reference to the restated 2009 Management Incentive Plan included as Exhibit 10.1 to this filing and incorporated by reference into this Item 5.02.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.             Description
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10.1                    LNB Bancorp, Inc. 2009 Management Incentive Plan for Key
                        Employees, as restated as of November 5, 2009.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    LNB BANCORP, INC.

                                                    (Registrant)



         Date:   November 10, 2009                  By:  /s/ Gary J. Elek
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                                                         Gary J. Elek
                                                         Chief Financial Officer


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                                  Exhibit Index
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Exhibit No.             Description
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10.1                    LNB Bancorp, Inc. 2009 Management Incentive Plan for Key
                        Employees, as restated as of November 5, 2009.